Prospectus supplement dated August 21, 2020
to the following prospectus(es):
Destination Architect 2.0 prospectus dated May 1, 2020
This supplement updates certain information contained in your prospectus. Please read it and keep it with your prospectus for future reference.
1. The following section of the prospectus is deleted in its entirety and replaced with the following:
The Total Annual Mutual Fund Operating Expenses table, which shows the minimum and maximum total operating expenses, as of December 31, 2019, charged by the underlying mutual funds that a contract owner may periodically pay while the contract owner is in force. More detail concerning each mutual fund’s fees and expenses is contained in the mutual fund’s prospectus.
Total Annual Mutual Fund Operating Expenses
	Minimum	Maximum
Total Annual Mutual Fund Operating Expenses (expenses that are deducted from the mutual fund assets, including management fees, distribution (12b-1) fees, and other expenses)	0.38%	9.80%
2. The following section of the prospectus is deleted in its entirety and replaced with the following:
Example
This Example is intended to help Contract Owners compare the cost of investing in the contract with the cost of investing in other variable annuity contracts. These costs include Contract Owner transaction expenses, contract fees, Variable Account annual expenses, and underlying mutual fund fees and expenses. The Example does not reflect premium taxes which, if reflected, would result in higher expenses.
The following Example assumes:
•	a $10,000 investment in the contract for the time periods indicated;
•	a 5% return each year;
•	the maximum and the minimum fees and expenses of any of the underlying mutual funds; and
•	the total Variable Account charges associated with the most expensive allowable combination of optional benefits (2.50%).
For those contracts that do not elect the most expensive combination of optional benefits, the expenses would be lower.
	If you surrender your contract at the end of the applicable time period				If you annuitize your contract at the end of the applicable time period				If you do not surrender your contract
	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.	1 Yr.	3 Yrs.	5 Yrs.	10 Yrs.
Maximum Total Underlying Mutual Fund Operating Expenses (9.80%)	$1,292	$3,576	$5,513	$9,163	*	$3,576	$5,513	$9,163	$1,292	$3,576	$5,513	$9,163
Minimum Total Underlying Mutual Fund Operating Expenses (0.38%)	$ 302	$ 925	$1,573	$3,308	*	$ 925	$1,573	$3,308	$ 302	$ 925	$1,573	$3,308
*	The contracts sold under this prospectus do not permit annuitization during the first two Contract Years.
PROS-2020-104
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